Gross Unrecognized Tax Benefit (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Unrecognized Tax Benefits [Roll Forward]
Unrecognized tax benefits beginning balance	$ 1,365	$ 924
Increase as a result of tax positions taken during the period	891	945
Decrease as a result of tax positions taken during the period	(945)	(504)
Unrecognized tax benefits ending balance	$ 1,311	$ 1,365